UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2022

Azenta, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA 01824
(Address of principal executive offices and Zip Code)

(978) 262-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AZTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of an Acquisition or Disposition of Assets

On October 3, 2022, the Company completed its previously announced acquisition of B Medical Systems S.á r.l. (“B Medical”), a leading global provider of temperature-controlled storage and transportation solutions. Pursuant to the Share Purchase Agreement, dated as of August 8, 2022 (the “Agreement”), by and among the Company, Azenta Luxembourg S.á r.l., a wholly owned subsidiary of the Company (“Azenta Luxembourg”), and B Medical Systems Holding S.A. (the “Seller”), the Company paid a total initial cash purchase price at closing of approximately €424 million, as adjusted for cash acquired and other items pursuant to the Agreement. The Seller is eligible to earn up to an additional €50,000,000 in contingent consideration based upon achievement of certain financial metrics by B Medical and its subsidiaries.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 10, 2022 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired

The Company will file the financial statements required by Item 9.01(a) of Form 8-K, with an amendment to this Current Report on Form 8-K within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(b) Pro forma financial information

The Company will file pro forma financial information required by Item 9.01(b) of Form 8-K, with an amendment to this Current Report on Form 8-K within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release issued on October 3, 2022 by Azenta, Inc.
104	Cover Page Interactive Data File (embedded within the iXBRL (Inline eXtensible Business Reporting Language) document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZENTA, INC.

/s/ Jason W. Joseph
Date: October 7, 2022	Jason W. Joseph
Senior Vice President, General Counsel and Secretary